                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:   March 20, 2003
MONTHLY PERIOD:      February, 2003

Under the Sales and Servicing Agreement dated as of October 10, 2002 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2002-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

          (A) The aggregate amount of the distribution with respect to:

                                       Class A-1 Notes       19,987,262.34
                                       Class A-2 Notes          198,250.00
                                       Class A-3 Notes          394,250.00
                                       Class A-4 Notes          172,741.67
                                       Class B   Notes           34,650.00

          (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:

                                       Class A-1 Notes           77,376.65
                                       Class A-2 Notes          198,250.00
                                       Class A-3 Notes          394,250.00
                                       Class A-4 Notes          172,741.67
                                       Class B   Notes           34,650.00

          (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                                       Class A-1 Notes       19,909,885.69
                                       Class A-2 Notes               (0.00)
                                       Class A-3 Notes                   -
                                       Class A-4 Notes                   -
                                       Class B   Notes                   -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:    March 20, 2003
MONTHLY PERIOD:       February, 2003

         (D)          The amount of the distribution set
                      forth in paragraph A.1 (A) above per
                      $1,000 interest in:


                                       Class A-1 Notes        150.28016797
                                       Class A-2 Notes          1.62500000
                                       Class A-3 Notes          2.07500000
                                       Class A-4 Notes          2.53333338
                                       Class B   Notes          2.93333333


         (E)          The amount of the distribution set
                      forth in paragraph A.1 (B) above per
                      $1,000 interest in:

                                      Class A-1  Notes          0.58177932
                                      Class A-2  Notes          1.62500000
                                      Class A-3  Notes          2.07500000
                                      Class A-4  Notes          2.53333338
                                      Class B    Notes          2.93333333

          (F)         The amount of the distribution set
                      forth in paragraph A.1 (C) above per
                      $1,000 interest in:


                                       Class A-1 Notes        149.69838865
                                       Class A-2 Notes         (0.00000000)
                                       Class A-3 Notes                   -
                                       Class A-4 Notes                   -
                                       Class B   Notes                   -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

          (A)         The Pool Balance at the close
                      of business on the last day
                      of the Monthly Period:                436,069,283.90

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:   March 20, 2003
MONTHLY PERIOD:      February, 2003

        (B)          The aggregate outstanding principal
                     amount of each Class of Notes after
                     giving effect to payments allocated
                     to principal as set forth in paragraph
                     A.1 (C) above with respect to:

                                          Class A-1 Notes         36,295,913.68
                                          Class A-2 Notes        122,000,000.00
                                          Class A-3 Notes        190,000,000.00
                                          Class A-4 Notes         68,187,500.00
                                            Class B Notes         11,812,500.00

        (C)          The Note Pool Factor for each Class of
                     Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:

                                          Class A-1 Notes            0.27290161
                                          Class A-2 Notes            1.00000000
                                          Class A-3 Notes            1.00000000
                                          Class A-4 Notes            1.00000000
                                            Class B Notes            1.00000000

        (D)          The amount of aggregate Realized Losses         137,449.21
                     for the preceding Monthly Period:

        (E)          The aggregate Purchase Amount for all
                     Receivables that were repurchased in the
                     Monthly Period:                                          -

2. Servicing Fee

                     The aggregate amount of the Servicing Fee
                     paid to the Servicer with respect to the
                     preceding Monthly Period                        189,382.62

3. Payment Shortfalls

        (A)            The amount of the Noteholders' Interest
                       Carryover Shortfall after giving effect to the payments set forth in paragraph
                       A.1 (B) above with respect to:

                                          Class A-1 Notes                     -
                                          Class A-2 Notes                     -
                                          Class A-3 Notes                     -
                                          Class A-4 Notes                     -
                                            Class B Notes                     -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2002-1

                        Class A1 1.77% Asset Backed Notes
                        Class A2 1.95% Asset Backed Notes
                        Class A3 2.49% Asset Backed Notes
                        Class A4 3.04% Asset Backed Notes
                        Class B 3.52% Asset Backed Notes

DISTRIBUTION DATE:   March 20, 2003
MONTHLY PERIOD:      February, 2003

        (B)          The amount of the Noteholders' Interest
                     Carryover Shortfall set forth in paragraph
                     3(A) above per $1,000 interest with respect to:

                                          Class A-1 Notes                     -
                                          Class A-2 Notes                     -
                                          Class A-3 Notes                     -
                                          Class A-4 Notes                     -
                                            Class B Notes                     -

4

        (A)          The aggregate amount of collections
                     by the Servicer during the preceding
                     Monthly Period:                              21,028,312.20

        (B)          The aggregate amount which was
                     received by the Trust from the
                     Servicer during the Monthly Period:          20,838,929.58

        (C)          The number of Receivables that are
                     delinquent for:

                                               30-59 days                    65
                                               60-89 days                    21
                                          90 or more days                    10
                           Repossessed Autos in Inventory                    17

M&I Auto Loan Trust 2002-1
Monthly Servicing Report                                                 Page 1

Distribution Date                March 20, 2003                                    Closing Date:         October 10, 2002
Collection Period Begin Date:  February 1, 2003                      Previous Distribution Date:        February 20, 2003
Collection Period End Date:   February 28, 2003             Previous Collection Period End Date:         January 31, 2003

-------------------------------------------------------------------------------------------------------------------------
A. Initial Bond Characteristics  Cutoff Balance     Coupon      Accrual Calendar   Legal Final Maturity    CUSIP
-------------------------------------------------------------------------------------------------------------------------
i.     Class A-1 Notes           $133,000,000.00        1.770%    Actual/360        October 20, 2003      55255PAF7
ii     Class A-2 Notes           $122,000,000.00        1.950%      30/360             July 20, 2005      55255PAG5
iii    Class A-3 Notes           $190,000,000.00        2.490%      30/360          October 22, 2007      55255PAH3
iv     Class A-4 Notes           $ 68,187,500.00        3.040%      30/360          October 20, 2008      55255PAJ9
v      Class B Notes             $ 11,812,500.00        3.520%      30/360        September 21, 2009      55255PAK6
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                      Balance as of               % of Original Balance  Unpaid Interest  Unpaid Interest
                              02/20/2003        03/20/2003       02/20/2003   03/20/2003    02/20/2003       03/20/2003
-------------------------------------------------------------------------------------------------------------------------
i.     Class A-1 Notes      $ 56,205,799.37   $ 36,295,913.68       42.26%      27.29%               -                -
ii     Class A-2 Notes      $122,000,000.00   $122,000,000.00      100.00%     100.00%               -                -
iii    Class A-3 Notes      $190,000,000.00   $190,000,000.00      100.00%     100.00%               -                -
iv     Class A-4 Notes      $ 68,187,500.00   $ 68,187,500.00      100.00%     100.00%               -                -
v      Class B Notes        $ 11,812,500.00   $ 11,812,500.00      100.00%     100.00%               -                -
-------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1
Monthly Servicing Report                                                 Page 2

Distribution Date                March 20, 2003                                                   Closing Date:     October 10, 2002
Collection Period Begin Date:   February 1,2003                                     Previous Distribution Date:    February 20, 2003
Collection Period End Date:   February 28, 2003                            Previous Collection Period End Date:     January 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------
I.     Initial Reserve Deposit                                                  $2,431,305.00
ii     Reserve Account Deposits for Prefunding $0.00
iii    Beginning of Period Reserve Balance (Including Prefunding Deposits)      $2,624,940.86
iv     Specified Reserve Account Percent                                                 0.50% of Aggregate Loans Purchased
v      Specified Reserve Account Floor                                          $        0.00
vi     Specified Reserve Account Balance                                        $2,624,940.86
vii    Reserve Account Release                                                  $        0.00
viii   Reserve Account Draws                                                    $        0.00
ix     Reserve Account Deposits                                                 $        0.00
x      End of Period Reserve Balance                                            $2,624,940.86
xi     Outstanding Simple Interest Advances                                     $   68,302.19
------------------------------------------------------------------------------------------------------------------------------------

D. Pre-Funding Account

--------------------------------------------------------------------------------
I.     Pre-Funding Amount %                                               17.57%
ii     Pre-Funding Transfer Amount                               $92,217,688.56
iii    Pre-Funding Account Balance                               $         0.00
iv     Investment Earnings and Income on funds in deposit        $         0.00
       in the Pre-Funding Account during the collection period
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
E. Servicing

--------------------------------------------------------------------------------
I.     Servicing Fee Percentage                                            0.50%
ii     Beginning of Period Servicing Shortfall                             0.00
iii    End of Period Servicing Shortfall                                   0.00
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 3
Monthly Servicing Report

Distribution Date                                  March 20, 2003                                Closing Date:      October 10, 2002
Collection Period Begin Date:                    February 1, 2003                  Previous Distribution Date:     February 20, 2003
Collection Period End Date:                     February 28, 2003         Previous Collection Period End Date:      January 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics                    Initial Balance     Prefunding    Adjusted Initial           Balance as of

                                                 10/04/2002         11/15/2002        Balances           01/31/2003  02/28/2003
------------------------------------------------------------------------------------------------------------------------------------
I.     Principal Balance                      $432,770,438.68   $92,217,688,56    $524,988,172.24    $454,518.244   $436,069,283.90
ii     Number of Contracts                             32,439            5,706             38,145          35,260            34,440
iii    Weighted Average Coupon (WAC)                     7.32%            6.77%              7.22%           7.21%             7.21%
iv     Weighted Average Original Term                   59.64            60.04              59.71           59.73             59,74
v      Weighted Average Remaining Term                  50.24            58.22              51.64           48.58             47.79
vi     Weighted Average Seasoning                        9.40             1.82               8.07           11.15             11.95
------------------------------------------------------------------------------------------------------------------------------------
F. Portfolio Characteristics                 % of Adjusted Initial Balances as of

                                                    01/31/2003       02/28/2003
-----------------------------------------------------------------------------------------
I.     Principal Balance                               86.58%          83.06%
ii     Number of Contracts                             92.44%          90.29%
iii    Weighted Average Coupon (WAC)
iv     Weighted Average Original Term
v      Weighted Average Remaining Term
vi     Weighted Average Seasoning
-----------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 4
Monthly Servicing Report

Distribution Date                                  March 20, 2003                                Closing Date:       August 30, 2003
Collection Period Begin Date:                    February 1, 2003                  Previous Distribution Date:     February 20, 2003
Collection Period End Date:                     February 28, 2003         Previous Collection Period End Date:      January 31, 2003


------------------------------------------------------------------------------------------------------------------------------------
G.1 Portfolio Performance         # of Contracts       % of # of Contracts        Principal Balance      % of Principal Balance

                             01/31/2003  02/28/2003   01/31/2003  02/28/2003   01/31/2003  02/28/2003    01/31/2003   02/28/2003
------------------------------------------------------------------------------------------------------------------------------------
I.  30-59 Days Delinquent     84            65         0.24%       0.19%       981,352.36  637,938.62       0.22%       0.15%
ii  60-89 Days Delinquent     15            21         0.04%       0.06%       163,995.98  263,772.90       0.04%       0.06%
iii 90-119 Days Delinquent    13             9         0.04%       0.03%       176,324.78   87,091.63       0.04%       0.02%
iv  120+ Days Delinquent       0             1         0.00%       0.00%             0.00    1,274.62       0.00%       0.00%
v   Repo in Inventory
         (Charged-Off)         4            11         0.01%       0.03%        61,108.65  165,412.37       0.01%       0.04%
vi  Repo in Inventory (Not
         Charged-Off)          8             6         0.02%       0.02%       124,166.98  105,055.15       0.03%       0.02%
vii Gross Charge-Offs
         in Period            13            11         0.04%       0.03%       159,249.66  154,517.68       0.04%       0.04%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
G.2 Ratios                                            Ratio

                                12/31/2002            01/31/2003           02/28/2003                   3 Month Average
------------------------------------------------------------------------------------------------------------------------
I.  Net Loss Ratio                0.01%                     0.41%                0.37%                            0.26%
ii  Delinquency Ratio             0.09%                     0.07%                0.08%                            0.08%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
H. Portfolio Charge-Offs                             Dollar Amount                  % of Adjusted Initial Balances

                                            01/31/2003           02/28/2003     01/31/2003                   02/28/2003
------------------------------------------------------------------------------------------------------------------------
I.  Gross Charge-Offs in Period             $159,249.66          $154,517.68         0.030%                       0.029%
ii  Cumulative Gross Charge-Offs            $163,663.34          $318,181.02         0.031%                       0.061%
iii Net Losses in Period                    $158,381.55          $137,449.21         0.030%                       0.026%
iv  Cumulative Net Losses                   $161,199.20          $298,648.41         0.031%                       0.057%
------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                                             Page 5
Monthly Servicing Report

Distribution Date                  March 20, 2003                              Closing Date:     October 10, 2002
Collection Period Begin Date:    February 1, 2003                Previous Distribution Date:    February 20, 2003
Collection Period End Date:     February 28, 2003       Previous Collection Period End Date:     January 31, 2003

--------------------------------------------------------------------------------
Pool Collections

--------------------------------------------------------------------------------
I.     Borrower Interest Collections                                2,648,456.94
ii     Borrower Principal Collections                              18,294,484.60
iii    Net Liquidation Proceeds                                                -
iv     Recoveries                                                      17,068.47
v      Simple Interest Advance                                         68,302.19
vi     Repurchase Amounts (Interest)                                           -
vii    Repurchase Amounts (Principal)                                          -
viii   Total Interest Collections                                   2,716,759.13
ix     Total Principal Collections                               $ 18,311,553.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J. Pool Balance Reconciliation

--------------------------------------------------------------------------------
I.     Beginning Pool Balance                                     454,518,286.18
ii     Additional Fundings                                                     -
iii    Pool Balance Reductions from Principal Collections          18,294,484.60
iv     Gross Charge-Offs in Period                                    154,517.68
v      Ending Pool Balance                                        436,069,283.90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
K. Total Available

--------------------------------------------------------------------------------
I.     Total Pool Collections                                      21,028,312.20
ii     Pre-Funding Account Income                                              -
iii    Pre-Funding Account Release                                             -

       Reserve Account Balance                  2,624,940.86                   -

       Specified Reserve Account Amount         2,624,940.86                   -
                                               -------------
iv     Reserve Account Release                             -                   -
v      Reserve Account Draw                                                    -
vi     Collected Funds                                             21,028,312.20
--------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 6
Monthly Servicing Report

Distribution Date                  March 20, 2003                                               Closing Date:      October 10, 2002
Collection Period Begin Date:    February 1, 2003                                 Previous Distribution Date:     February 20, 2003
Collection Period End Date:     February 28, 2003                        Previous Collection Period End Date:      January 31, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Calculation                               Amount Available
L. Waterfall                                                   Steps               Amount Due         for Distribution  Amount Paid
-----------------------------------------------------------------------------------------------------------------------------------
I.   Reimbursement of Outstanding Simple Interest Advances $         0.00        $    51,775.57        21,028,312.20     51,775.57
          Servicing Fee                                        189,382.62
          Previous Servicing Fee Shortfall                           0.00
                                                           ==============
ii   Total Servicing Fee                                   $   189,382.62        $   189,382.62        20,976,536.63    189,382.62
iii  Class A Notes Interest Distribution                                             842,618.32        20,787,154.01    842,618.32
iv   Class B Notes Interest Distribution                   $         0.00             34,650.00        19,944,535.69     34,650.00
v    Reserve Fund Deposit                                  $         0.00        $         0.00        19,909,885.69             -
          a) Previous Class A-1 Notes                      $56,205,799.37        $         0.00                    -             -
          b) Previous Note Balance - Pool Balance          $12,136,515.47        $         0.00                    -             -
     X.)  MAX of a) and b)                                 $56,205,799.37        $         0.00                    -             -
vi   Regular Principal Distribution                        $56,205,799.37         56,205,799.37        19,909,885.69 19,909,885.69
vii  Release to Seller                                                                        -                    -             -
-----------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2002-1                                                Page 7
Monthly Servicing Report

Distribution Date                        March 20, 2003                                          Closing Date:      October 10, 2002
Collection Period Begin Date:          February 1, 2003                            Previous Distribution Date:     February 20, 2003
Collection Period End Date:           February 28, 2003                   Previous Collection Period End Date:      January 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Accrued
                                                         Current    Previous     Interest
Bond Interest Distributions  Coupon    Number of Days    Interest   Interest    on Interest  Total Bond   Total Bond      Interest
                                       in Pay Period                Shortfall    Shortfall  Interest Due Interest Paid   Shortfall

------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                 $842,618.32      0.00        0.00   842,618.32     842,618.32         0.00
   Class A-1 Notes          1.770%           28        $ 77,376.65      0.00        0.00    77,376.65      77,376.65         0.00
   Class A-2 Notes          1.950%           30        $198,250.00      0.00        0.00   198,250.00     198,250.00         0.00
   Class A-3 Notes          2.490%           30        $394,250.00      0.00        0.00   394,250.00     394,250.00         0.00
   Class A-4 Notes          3.040%           30        $172,741.67      0.00        0.00   172,741.67     172,741.67         0.00
   Class B Notes            3.520%           30        $ 34,650.00      0.00        0.00    34,650.00      34,650.00         0.00
------------------------------------------------------------------------------------------------------------------------------------

N. Bond Principal Distributions

---------------------------------------------------------------------------
   Priority Principal Distribution                                        -
   Regular Principal Distribution                             19,909,885.69
                                                          =================
   Total Principal Distribution                               19,909,885.69

                                                                          0
   Class A-1 Notes Principal Distribution                     19,909,885.69
   Class A-2 Notes Principal Distribution                              0.00
   Class A-3 Notes Principal Distribution                              0.00
   Class A-4 Notes Principal Distribution                              0.00
   Class B Notes Principal Distribution                                0.00
---------------------------------------------------------------------------